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                                                                 EXHIBIT g(3)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 (the "Agreement"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreement as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreement with respect to the New Funds by signing below.

If you have any questions, please contact me at (480)477-2118.

                                              Sincerely,

                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President & Chief
                                              Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ William P. Kelly
   ---------------------------------------
Name: William P. Kelly
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                    SECURITIES LENDING AGREEMENT AND GUARANTY

FUND

ING EQUITY TRUST

    ING Convertible Fund
    ING Disciplined LargeCap Fund
    ING Equity and Bond Fund
    ING Large Cap Growth Fund
    ING MidCap Opportunities Fund
    ING MidCap Value Fund
    ING Real Estate Fund
    ING SmallCap Opportunities Fund
    ING SmallCap Value Fund
    ING Tax Efficient Equity Fund

ING FUNDS TRUST

    ING Classic Money Market Fund
    ING High Yield Bond Fund
    ING High Yield Opportunity Fund
    ING Intermediate Bond Fund
    ING Lexington Money Market Trust
    ING Money Market Fund
    ING National Tax-Exempt Bond Fund
    ING Strategic Bond Fund

ING INVESTMENT FUNDS, INC.

    ING MagnaCap Fund

ING INVESTORS TRUST

    ING AIM Mid Cap Growth Portfolio
    ING Alliance Mid Cap Growth Portfolio
    ING American Funds Growth Portfolio
    ING American Funds Growth-Income Portfolio
    ING American Funds International Portfolio
    ING Capital Guardian Large Cap Value Portfolio
    ING Capital Guardian Managed Global Portfolio
    ING Capital Guardian Small Cap Portfolio
    ING Developing World Portfolio
    ING Eagle Asset Value Equity Portfolio
    ING FMR(SM) Diversified Mid Cap Portfolio
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
    ING Hard Assets Portfolio
    ING International Portfolio
    ING Janus Growth and Income Portfolio
    ING Janus Special Equity Portfolio
    ING Jennison Equity Opportunities Portfolio
    ING JPMorgan Fleming Small Cap Equity Portfolio
    ING Julius Baer Foreign Portfolio
    ING Limited Maturity Bond Portfolio
    ING Liquid Assets Portfolio
    ING Marsico Growth Portfolio
    ING Mercury Focus Value Portfolio
    ING Mercury Fundamental Growth Portfolio
    ING MFS Mid Cap Growth Portfolio
    ING MFS Research Portfolio
    ING MFS Total Return Portfolio
    ING PIMCO Core Bond Portfolio
    ING PIMCO High Yield Portfolio
    ING Salomon Brothers All Cap Portfolio
    ING Salomon Brothers Investors Portfolio
    ING Stock Index Portfolio
    ING T. Rowe Price Capital Appreciation
    ING T. Rowe Price Equity Income Portfolio
    ING UBS U.S. Balanced Portfolio
    ING Van Kampen Equity Growth Portfolio
    ING Van Kampen Global Franchise Portfolio
    ING Van Kampen Growth and Income Portfolio
    ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST

    ING Growth + Value Fund
    ING International Value Fund

ING MUTUAL FUNDS

    ING Emerging Countries Fund
    ING Foreign Fund
    ING Global Equity Dividend Fund
    ING Global Real Estate Fund
    ING International Fund
    ING International SmallCap Growth Fund
    ING Precious Metals Fund
    ING Russia Fund
    ING Worldwide Growth Fund

ING SERIES FUND, INC.

    Brokerage Cash Reserves
    ING Aeltus Money Market Fund
    ING Balanced Fund
    ING Bond Fund
    ING Government Fund
    ING Growth and Income Fund
    ING Growth Fund

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ING SERIES FUND, INC. (CONT)

   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund
   ING International Growth Fund
   ING Small Company Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Income Fund
   ING Technology Fund
   ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

   ING VP Strategic Allocation Balanced Portfolio
   ING VP Strategic Allocation Growth Portfolio
   ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS

   ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST

   ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.

   ING VP Growth Portfolio
   ING VP Index Plus LargeCap Portfolio
   ING VP Index Plus MidCap Portfolio
   ING VP Index Plus SmallCap Portfolio
   ING VP International Equity Portfolio
   ING VP Small Company Portfolio
   ING VP Technology Portfolio
   ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST

   ING VP Convertible Portfolio
   ING VP Disciplined LargeCap Portfolio
   ING VP Growth + Value Portfolio
   ING VP Growth Opportunities Portfolio
   ING VP High Yield Bond Portfolio
   ING VP International Value Portfolio
   ING VP Large Company Value Portfolio
   ING VP LargeCap Growth Portfolio
   ING VP MagnaCap Portfolio
   ING VP MidCap Opportunities Portfolio
   ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO